SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 28, 2004
                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)


          WASHINGTON                     0-28488                91-1431894
(State or other jurisdiction     (Commission File Number)  (I.R.S. Employer of
incorporation or organization)                            Identification Number)



          1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (253) 205-3000

                        --------------------------------

     Click the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On October 28, 2004, Zones, Inc. issued a press release announcing its third quarter 2004 results of operations. A copy of the press release is filed as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1, Press release dated October 28, 2004, announcing third quarter 2004 earnings.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZONES, INC.


Dated:  October 28, 2004          /s/ RONALD P. MCFADDEN
                                  --------------------------------------------
                                  By:  Ronald P. McFadden
                                  Its:   Secretary and Chief Financial Officer


                                  EXHIBIT INDEX
                                  -------------

EXHIBIT No.      DESCRIPTION
-----------      -----------

99.1             Press Release, dated October 28, 2004